UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2004

                          ----------------------------

                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    000-50280
                            (Commission File Number)


                                   62-1847043
                     (I.R.S. Employer Identification Number)


                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)


                                 (615) 665-1858
              (Registrant's telephone number, including area code)


                                       N/A
              (Name or former address if changed since last report)

Item 8.01. Other Events.

     On September 15, 2004, iPayment, Inc. (the "Company") announced the acquisition of Transaction Solutions, an ISO with a portfolio of approximately 4,000 small merchants and annual charge volume of approximately $500 million. No Company stock was used as consideration in this transaction. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number        Description of Exhibit
     --------------        ----------------------
     99.1                  Press release issued September 15, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IPAYMENT, INC.

                                     By: /s/ Clay M. Whitson
                                     -----------------------
                                     Name:  Clay M. Whitson
                                     Title: Director and Chief Financial Officer



Dated:  September 15, 2004